UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02        Termination of a Material Definitive Agreement.

On March 30, 2020, Blue Apron, LLC (f/k/a Blue Apron, Inc.) (“Blue Apron”), a subsidiary of Blue Apron Holdings, Inc. (collectively with its subsidiaries and other affiliates, as applicable, the “Company”) entered into a Lease Termination Agreement (the “Lease Termination Agreement”) with Gateway 80 Owner, LP (“Landlord”) (as successor in interest to Gateway 80 Industrial, LLC). Under the terms of the Lease Termination Agreement, the Lease Agreement dated as of August 23, 2016 by and between Blue Apron and Landlord (the “Terminated Lease”) was terminated, effective as of March 31, 2020. The Lease Termination Agreement also terminated a related parking lot lease.

Under the terms of the Terminated Lease, Blue Apron leased approximately 431,000 square feet of warehouse space in Fairfield, California (the “Facility”). As previously disclosed by the Company, the Company has not occupied and does not currently occupy the Facility. In connection with the Lease Termination Agreement, Blue Apron agreed to pay a termination fee in the amount of $1.5 million, which will release the Company from all further rent obligations to Landlord in the amount of approximately $33 million, which otherwise would have expired on June 30, 2028, resulting in ongoing annual cash savings of approximately $3.5 million.

For accounting purposes, the Company was deemed to be the owner of this arrangement and followed build-to-suit accounting. Therefore, the Company capitalized the fair value of the building and direct construction costs incurred and recorded a corresponding facility financing obligation. Prior to the lease termination, the net carrying value of the build-to-suit assets totaled approximately $31 million, the facility financing obligation totaled approximately $36 million and the Company had deferred rent of approximately $2 million. Accordingly, as of the termination date, the Company derecognized the net carrying value of the build-to-suit assets and liabilities and the deferred rent balance. As a result, the Company expects to recognize a one-time, non-cash gain of approximately $5 million, net of the lease termination fee, for the three months ended March 31, 2020. The Company expects to generate ongoing annual savings of $2.5 million in interest expense and $1.0 million in product, technology, general and administrative expenses beginning in the second quarter of 2020 as a result of the lease terminations.

The Company entered into the Lease Termination Agreement following its previously disclosed evaluation of potential alternatives for the Facility and not as a result of COVID-19 or related issues.

This summary is qualified in its entirety by reference to the full text of the Lease Termination Agreement, which is included in Exhibit 10.1 to this Form 8-K.

Forward-Looking Statements

This Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s anticipated growth strategies and dependence on the Company’s ability to obtain additional financing; its ability to sufficiently manage costs, maintain sufficient capital and obtain additional financing to and remain in compliance with the financial covenants under its revolving credit facility; its ability, including the timing and extent, to obtain additional financing and sufficiently manage costs to fund investments in its operations in amounts necessary to support the execution of its strategic growth plan; the Company’s ability to identify, consummate and achieve the anticipated benefits of strategic alternatives, and the structure, terms and specific risks and uncertainties associated with any such potential strategic alternatives; the impact of the COVID-19 pandemic on the Company’s operations and results, including as a result of the loss of adequate labor, any temporary closure of one or more fulfillment centers, or supply chain or carrier interruptions or delays; the ability of the Company to sustain the recent increase in demand resulting from the COVID-19 pandemic and to retain new customers; its ability to achieve the anticipated benefits associated with the Company’s workforce reductions and the planned closure of the Company’s Arlington fulfillment center and related consolidation of production volume to its Linden, NJ and Richmond, CA fulfillment centers; risks resulting from the planned fulfillment center closure and workforce reductions, including, but not limited to, further employee attrition and adverse effects on the Company’s operations, such as interruptions in production; its expectations regarding competition and its ability to effectively compete; its ability to expand or innovate on its direct-to-consumer product offerings and strategic partnerships; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (“SEC”) on February 18, 2020, and in other filings that the Company may make with the SEC in the future. The Company assumes no obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or otherwise.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Lease Termination Agreement dated as of March 30, 2020 by and between Blue Apron, LLC and Gateway 80 Owner, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: April 3, 2020	By:	/s/ Meredith L. Deutsch
Meredith L. Deutsch
General Counsel and Corporate Secretary